UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2025

SONOCO PRODUCTS COMPANY

(Exact name of registrant as specified in its charter)

001-11261
(Commission File Number)

South Carolina	57-0248420
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

1 N. Second St.

Hartsville, South Carolina 29550

(Address of principal executive offices) (Zip Code)

(843) 383-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On September 8, 2025, Sonoco Products Company, a South Carolina corporation (the “Company”) issued a press release announcing that the Company has entered into a Share and Asset Purchase Agreement (the “Purchase Agreement”) with Arctic US Bidco, Inc., a Delaware corporation (“Buyer”). As further discussed in the press release, pursuant to the Purchase Agreement, on the terms and subject to the conditions set forth therein, Buyer will acquire the ThermoSafe business (the “Business”) of the Company (the “Transaction”). A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01 and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

 On September 7, 2025, the Company entered into the Purchase Agreement to sell the Business to Buyer, for a total purchase price of up to $725,000,000. The purchase price consists of $650,000,000 on a cash-free and debt-free basis payable at closing and subject to customary adjustments, and additional consideration of up to $75,000,000 if certain performance measures for calendar year 2025 are met. The Transaction is subject to customary closing conditions, including regulatory review, and is expected to be completed by the end of 2025.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K and Exhibit 99.1 hereto with respect to the proposed Transaction are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “committed,” “enable,” “expect,” “future,” “will,” “projected” or the negative thereof, and similar expressions identify forward-looking statements.

Forward-looking statements in this Current Report on Form 8-K and Exhibit 99.1 hereto include, but are not limited to, the expected timing of the closing of the Transaction; the ability of the parties to complete the Transaction considering the various closing conditions; the expected benefits of the Transaction; the Company’s anticipated effects of the Transaction on the Company’s portfolio simplification strategy, streamlining of the Company’s organizational structure, and capital investments in the Company’s remaining businesses; and the Company’s expected use of the net proceeds of the Transaction. These forward-looking statements are made based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management. Such information includes, without limitation, discussions as to guidance and other estimates, perceived opportunities, expectations, beliefs, plans, strategies, goals and objectives concerning the Company’s future financial and operating performance. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict.

Therefore, actual results may differ materially from those expressed or forecasted in such forward-looking statements. Risks and uncertainties include, among other things, risks related to the Transaction, including that the Transaction will not be completed on the timing or terms the Company anticipates, or at all; the ability to receive regulatory approvals for the Transaction in a timely manner, on acceptable terms or at all, or to satisfy the other closing conditions to the Transaction; the Company’s ability to realize anticipated benefits of the Transaction, or that such benefits may take longer to realize than expected; diversion of management’s attention; the potential impact of the announcement or consummation of the Transaction on relationships with employees, clients and other third parties; the Company’s ability to execute on its strategy, including with respect to portfolio simplification, organizational streamlining, and capital investments, and achieve the benefits it expects therefrom; and the other risks, uncertainties and assumptions discussed in the Company’s filings with the Securities and Exchange Commission, including its most recent reports on Forms 10-K and 10-Q, particularly under the heading “Risk Factors”. Except as required by applicable law, the Company undertakes no obligation to publicly update or revise forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed herein might not occur.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release, dated as of September 8, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: September 8, 2025	By:	/s/ John Florence
		Name:	John Florence
		Title:	General Counsel, Secretary and Vice President